  EXHIBIT 10.1

Subscription Agreement

[Investor]

September 12, 2016

THE OFFER AND SALE OF THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN. THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

IDdriven, Inc.

13355 Moss Rock Drive

Auburn, California 95602

Ladies and Gentlemen:

The undersigned purchaser (the “Purchaser”) understands that IDdriven, Inc., a corporation organized under the laws of Nevada (the “Company”), is offering a $_______ Secured Convertible Promissory Note, the form of which is attached hereto as Exhibit “A” (the “Note”) together with a warrant to purchase __________ shares of common stock of the Company, the form of which is attached hereto as Exhibit “B” (the “Warrant,” and together with the Note, the “Securities”) in a private placement. The undersigned further understands that the offering is being made without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

1. Subscription. Subject to the terms and conditions hereof and the provisions of the Note and the Warrant, the undersigned hereby irrevocably subscribes to purchase the Securities set forth opposite the undersigned’s name in Appendix “A”, which is payable as described in Section 3 hereof. The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (the “Subscription Agreement”).

2. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned. Subscriptions need not be accepted in the order received, and the Securities may be allocated among subscribers. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

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3. Payment for Securities; Escrow Agent. Payment for the Securities shall be paid by the undersigned to Legal & Compliance, LLC, as escrow agent (“Escrow Agent”) by wire transfer of immediately available funds or other means approved by the Company, in the amounts as set forth below and in the Note, in the following installments (each, an “Installment” and collectively, the “Principal Amount”):

(a) $50,000 on the date hereof,

(b) $50,000 due in 30 days, but no later than 45 days from the date hereof, and

(c) $50,000 due in 60 days, but no later than 90 days from the date hereof.

Upon receipt of the Installment set forth in paragraph 3(a) above as provided for in the Note by the undersigned, the Escrow Agent shall deliver notes or certificates, as applicable, representing the Securities (which Securities were previously delivered to the Escrow Agent from the Company) to the undersigned bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act. In addition, the Company shall deliver to the Escrow Agent an Irrevocable Transfer Agent Instruction Letter (the “Reservation Letter”) in the form attached hereto as Exhibit “C” (to be delivered to the transfer agent) and a resolution from its Board of Directors authorizing this Subscription Agreement, the issuance of the Note and the Warrant and the reservation of shares of Common Stock as provided for in the Reservation Letter.

4. Collateral Security. As collateral security for the repayment of the Note (a) Berlisa B.V., an entity controlled by Geurt van Wijk and (b) Sterling Skies B.V., an entity controlled by Remy de Vries, shall pledge all of their shares of common stock in the Company pursuant to the terms of that certain Stock Pledge Agreement in the form attached hereto as Exhibit “D”. As additional collateral security for the repayment of the Note, the obligations of Company hereunder are secured by a security interest in certain intellectual property assets of Company pursuant to that certain Intellectual Property Security Agreement in the form attached hereto as Exhibit “E”.

5. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that at each time the undersigned purchases of Securities hereunder:

(a) General.

(i) The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii) The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

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(b) Information Concerning the Company.

(i) The undersigned understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in the periodic and other reports filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (collectively, the “1934 Act Reports”) and in this Subscription Agreement. The undersigned represents that it is able to bear any loss associated with an investment in the Securities, including a loss of the undersigned’s entire investment in the Securities.

(ii) The undersigned confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Securities. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned’s authority to invest in the Securities.

(iii) The undersigned is familiar with the business and financial condition and operations of the Company, all as generally described in the Company’s 1934 Act Reports. The undersigned has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

(iv) The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c) Non-reliance.

(i) The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities.

(ii) The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

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(d) Status of Undersigned.

(i) The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the undersigned’s own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(ii) The undersigned is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. The undersigned acknowledges that the undersigned has completed the Investor Questionnaire contained in Appendix B and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(e) Restrictions on Transfer or Sale of Securities. As applies to the Purchaser:

(i) The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The undersigned understands that the offer and sale of the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The undersigned understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register the offer or sale any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time.

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(iii) The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(iv) The undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

The undersigned agrees to promptly notify the Issuer of any event or change in circumstances that occurs after the date it signs this Agreement and prior to its purchase of all of the Securities offered hereunder that would cause any breach or violation of any of the representations, warranties and covenants provided in this Section 4.

6. Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

7. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

8. Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

9. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned (“Proceedings”), the undersigned and the Company irrevocably submits to the jurisdiction of the federal or state courts located in Palm Beach County, Florida, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

10. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to principles of conflicts of laws.

11. Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

12. Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

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13. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally sent by electronic mail with confirmation of receipt or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	IDdriven, Inc. 13355 Moss Rock Drive Auburn, California 95602 Attention: Arend Verweij, President email: averweij@insightinnovators.com

With a copy, which shall not constitute notice, to:	Legal & Compliance, LLC 330 Clematis Street, Suite 217 W. Palm Beach, FL 33401 E-mail: LAnthony@legalandcompliance.com Attention: Laura Anthony, Esq. Email: lanthony@legalandcompliance.com

If to the Purchaser:	___________________ ___________________ ___________________ Attention: ___________________ E-mail: _____________________

14. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

15. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (a) the acceptance of the subscription by the Company and the closing of the securities purchase, (b) changes in the transactions, documents and instruments described in the Company’s 1934 Act Reports which are not material or which are to the benefit of the undersigned and (c) the death or disability of the undersigned.

16. Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

17. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement the date first set forth above.

PURCHASER:

By:
Name:
Title:

Aggregate Subscription Amount: US$_____________

The offer to purchase Securities as set forth above is confirmed and accepted by the Company.

IDdriven, Inc.

By:
Name:	Arend Verweij
Title:	Chief Executive Officer

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APPENDIX A

CONSIDERATION TO BE DELIVERED

Securities to Be Acquired	Aggregate Purchase Price to be Paid

$______ in principal of Secured Convertible Promissory Note	US$_______ (to be paid as provided for in the Note)

Warrants to purchase ______ shares of common stock	(no additional consideration)

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APPENDIX B

Accredited Investor Certificate

As of the date of that certain Subscription Agreement by and between the undersigned and IDdriven, Inc., a Nevada corporation, the undersigned hereby certifies to being an “accredited investor” as that term is defined in Regulation D adopted pursuant to the Securities Act of 1933, as amended (the “Securities Act”). The specific category(s) of accredited investor applicable to the undersigned is checked below.

☐	an individual whose individual net worth, or joint net worth with the individual’s spouse, exceeds $1,000,000 (excluding the value of the individual’s primary residence) (the term “net worth” means the excess of total assets over total liabilities).

☐	an individual who had an individual income in excess of $200,000 in each of 2014 and 2015 or joint income with that person’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in 2016.

☐	a bank as defined in Section3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section2(a)(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in Section2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	a private business development company as defined in Section202(a)(22) of the Investment Advisers Act of 1940.

☐	an organization described in Section501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐	an individual who is a director or executive officer of the Company.

☐	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

☐	an entity in which all of the equity owners are accredited investors as set forth above.

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IN WITNESS WHEREOF, the undersigned has executed this Accredited Investor Certificate the date of the Subscription Agreement.

PURCHASER:

By:
Name:
Title:

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EXHIBIT A

SECURED CONVERTIBLE PROMISSORY NOTE

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[Investor]

NEITHER THE ISSUANCE NOR SALE OF THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE (THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE NOTE AND THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE NOTE OR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE NOTE.

Principal Amount: $____________	Issue Date: September 12, 2016

SECURED CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, IDdriven, Inc., a Nevada corporation (hereinafter referred to as “Borrower”), hereby promises to pay to the order of _____________ or its registered assigns (the “Holder”) the principal sum of $_________, or such portion of the foregoing as has been advanced to Borrower as set forth below, together with interest from the date of payment to Borrower of the cash portion of the Consideration (as hereinafter defined) at the rate of twenty percent (20%) per annum, at maturity or upon acceleration or otherwise, as set forth herein (this “Note”). Such interest shall accrue from the date of payment to Borrower as to each payment, and shall be computed on the basis of a 365-day year and the actual number of days elapsed.

As collateral security for the repayment of this Note, (a) Berlisa B.V., an entity controlled by Geurt van Wijk and (b) Sterling Skies B.V., an entity controlled by Remy de Vries shall pledge all of their shares of common stock in the Borrower pursuant to the terms of that certain Stock Pledge Agreement of even date herewith.

As additional collateral security for the repayment of this Note, the obligations of Borrower hereunder are secured by a security interest in certain intellectual property assets of Borrower pursuant to that certain Intellectual Property Security Agreement of even date herewith.

The consideration to the Borrower for this Note is $______ (the “Consideration”), payable in cash in the following installments: (i) $______ on the Issue Date, (ii) $______ due in 30 days from the Issue Date, but no later than 45 days from the Issue Date, and (iii) $______ due in 60 days from the Issue Date, but no later than 90 days from the Issue Date (each, an "Installment").

All references in this Note to the principal amount then due hereunder shall refer to the Consideration that has been paid to the Borrower in accordance with each Installment that has not subsequently been converted under Article I of this Note or repaid by Borrower, as of such date. The maturity date for the Note shall be twelve (12) months from the Issue Date (the “Maturity Date”), and is the date upon which the principal sum, as well as any accrued and unpaid interest and other fees relating to this Note, shall be due and payable. This Note may not be prepaid in whole or in part except as otherwise explicitly set forth herein.

Any amount of principal or interest on this Note, which is not paid by the Maturity Date, shall bear interest at the rate of the lesser of (i) twenty-two percent (22%) and (ii) the highest rate allowed by law, per annum from the due date thereof until the same is paid (“Default Interest”). Default Interest shall commence accruing on the date that the applicable payment is not made as required herein and shall be computed on the basis of a 365-day year and the actual number of days elapsed.

All payments due hereunder (to the extent not converted into the Borrower’s common stock, $0.001 par value per share (the “Common Stock”) in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and the shares of Common Stock issued upon conversion of this Note will, upon payment of the Conversion Price (as defined below) to the Borrower, not impose personal liability upon the holder thereof.

The following additional terms shall apply to this Note:

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ARTICLE I. CONVERSION RIGHTS

1.1 Conversion Right. The Holder shall have the right at any time to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the “Conversion Price”) determined as provided herein (a “Conversion”); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso in the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit "A" (the “Notice of Conversion”), delivered to the Borrower by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”). The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Holder’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, plus (3) at the Holder’s option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder’s option, any amounts owed to the Holder pursuant to Sections 1.3 and 1.4(g) hereof.

1.2 Conversion Price.

(a) Calculation of Conversion Price. The Conversion Price shall be equal to 75% of the Market Price (subject, in each case, to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events) (also subject to adjustment as further described herein). The “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the twenty (20) Trading Day period ending on the last complete Trading Day prior to the Conversion Date. The “Trading Price” means, for any security as of any date, the lowest traded price on the Over-the-Counter Pink Marketplace, or applicable trading market (the “OTC PINK”) as reported by a reliable reporting service designated by the Holder (e.g., Bloomberg) or, if the OTC PINK is not the principal trading market for such security, on the principal securities exchange or trading market where such security is listed or traded or, if the lowest intraday trading price of such security is not available in any of the foregoing manners, the lowest intraday price of any market makers for such security that are quoted on the OTC Markets. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the promissory notes of the Borrower issued on the Issue Date (the “Notes”) for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTC PINK, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

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(b) Each time, while this Note is outstanding, the Borrower enters into a transaction structured in accordance with, based upon, or related or pursuant to, in whole or in part, Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), including but not limited to the issuance of new promissory notes or of a replacement promissory note (a “Section 3(a)(9) Transaction”), or into a transaction structured in accordance with, based upon, or related or pursuant to, in whole or in part, to Section 3(a)(10) of the Securities Act (a “Section 3(a)(10) Transaction”), in which any 3rd party has the right to convert monies owed to that 3rd party (or receive shares pursuant to a settlement or otherwise) at a discount to market greater than the Conversion Price in effect at that time (prior to all other applicable adjustments in this Note), then the Conversion Price shall be automatically adjusted to such greater discount percentage (prior to all applicable adjustments in this Note) until this Note is no longer outstanding. Each time, while this Note is outstanding, the Borrower enters into a Section 3(a)(9) Transaction, or Section 3(a)(10) Transaction, in which any 3rd party has a look back period greater than the look back period in effect under the Note at that time (currently a twenty (20) Trading Day look back period as described in this Section 1.2(a) applies), then the Holder’s look back period shall automatically be adjusted to such greater number of days until this Note is no longer outstanding. The Borrower shall give written notice to the Holder, with the adjusted Conversion Price and/or adjusted look back period (each adjustment that is applicable due to the triggering event), within one (1) business day of an event that requires any adjustment described in the two immediately preceding sentences.

1.3 Authorized Shares. The Borrower covenants that during the period the conversion right exists under this Note, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note (without regard to any limitations on conversion). The Borrower is required at all times to have authorized and reserved three times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Notes in effect from time to time) (the “Reserved Amount”). For purposes of computing the Reserved Amount as of the Issue Date, the Market Price on the Trading Day prior to the Issue Date shall be used. The Reserved Amount shall be increased from time to time, but no less frequently than the end of each calendar quarter or within 10 days of demand by Holder, in accordance with the Borrower’s obligations hereunder. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Notes. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note. If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2.

1.4 Method of Conversion.

(a) Mechanics of Conversion. Subject to Section 1.1, this Note may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by (A) submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) subject to Section 1.4(b), surrendering this Note at the principal office of the Borrower.

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(b) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid principal amount of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall, primafacie, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(c) Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder’s account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

(d) Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (the “Deadline”) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof.

(e) Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I , all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 6:00 p.m., New York, New York time, on such date.

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(f) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

(g) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder’s right to pursue other remedies, including actual damages or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline (other than a failure due to the circumstances described in Section 1.3, which failure shall be an Event of Default) the Borrower shall pay to the Holder $2,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this Section 1.4(g) are justified.

1.5 Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Securities Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Securities Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an “accredited investor” (as defined in Rule 501(a) of the Securities Act). Except as otherwise provided (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of this Note have been registered under the Securities Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate or electronic book entry for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER THE OFFER, ISSUANCE OR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

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The legend set forth above shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Securities Act, which opinion shall be accepted by the Borrower so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. In the event that the Borrower does not accept the opinion of counsel provided by the Holder with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S under the Securities Act, at the Deadline, and such opinion has, in the opinion of the Borrower’s counsel, been properly rendered, it will be considered an Event of Default pursuant to Section 3.2.

1.6 Status as Shareholder. Upon submission of a Notice of Conversion by a Holder, (i) the shares covered thereby shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms of this Note. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Borrower) the Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and the Borrower shall, as soon as practicable, return such unconverted Note to the Holder or, if the Note has not been surrendered, adjust its records to reflect that such portion of this Note has not been converted. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Section 1.3 to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Section 1.3) for the Borrower’s failure to convert this Note.

ARTICLE II. CERTAIN COVENANTS

2.1 Distributions on Capital Stock. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for distributions pursuant to any shareholders’ rights plan which is approved by a majority of the Borrower’s disinterested directors.

2.2 Restriction on Stock Repurchases. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares.

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ARTICLE III. EVENTS OF DEFAULT

If any of the following events of default as set forth in Sections 3.1 through 3.13, inclusive, occur, then an “Event of Default” hereunder shall occur:

3.1 Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise, and such breach continues for a period of five (5) days after written notice thereof to the Borrower from the Holder.

3.2 Conversion and the Shares. The Borrower fails to reserve a sufficient amount of shares of common stock as required under the terms of this Note (including Section 1.3)(and such breach continues for a period of five (5) days after written notice thereof to the Borrower from the Holder, fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower’s transfer agent in order to process a conversion, such advanced funds shall be paid by the Borrower to the Holder within five (5) business days of a demand from the Holder, either in cash or as an addition to the balance of the Note, and such choice of payment method is at the discretion of the Borrower.

3.3 Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents and such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder.

3.4 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith, shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note.

3.5 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

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3.6 Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $25,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.7 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.8 Delisting of Common Stock. The Borrower shall fail to maintain the listing or quotation of the Common Stock on the OTC PINK or an equivalent replacement exchange, the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange, or the NYSE MKT.

3.9 Failure to Comply with the Exchange Act. The Borrower shall fail to comply with the reporting requirements of the Exchange Act, and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.10 Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.11 Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due.

3.12 Financial Statement Restatement. The Borrower restates any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note.

3.13 Reverse Splits. The Borrower effectuates a reverse split of its Common Stock without twenty (20) days prior written notice to the Holder.

3.15 Replacement of Transfer Agent. In the event that the Borrower replaces its transfer agent, and the Borrower fails to provide prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

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3.16 Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any other financial instrument, including but not limited to all convertible promissory notes, currently issued, or hereafter issued, by the Borrower, to the Holder (the “Other Agreements”), after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note, in which event the Holder shall be entitled to apply all rights and remedies of the Holder under the terms of this Note by reason of a default under said Other Agreement or hereunder.

3.17 No bid. At any time while this Note is outstanding, the lowest Trading Prices on the OTC PINK or other applicable principal trading market for the Common Stock is equal to or less than $0.0001.

In the event of an Event of Default, the Borrower shall pay to the Holder, in full satisfaction of Borrower’s obligations hereunder, an amount equal to 150% of the then outstanding principal amount due hereunder (including the principal amount advanced to Borrower hereunder and not subsequently converted under Article I or repaid by Borrower and accrued and unpaid interest thereon) plus Default Interest, if any, plus any amounts owed to the Holder pursuant to Section 1.4(g) (collectively, in the aggregate of all of the above, the “Default Sum”), and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

If the Borrower fails to pay the Default Sum within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Sum, the number of shares of Common Stock of the Borrower equal to the Default Sum divided by the Conversion Price then in effect, subject to issuance in tranches due to the beneficial ownership limitations contained in this Note.

ARTICLE IV. MISCELLANEOUS

4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

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4.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, facsimile, or electronic mail addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, upon electronic mail delivery, or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower:

IDdriven, Inc.

13355 Moss Rock Drive

Auburn, California 95602

Attention: Arend Verweij, President

email: averweij@insightinnovators.com

With a copy, which shall not constitute notice, to:

Legal & Compliance, LLC

330 Clematis Street, Suite 217

W. Palm Beach, FL 33401

E-mail: LAnthony@legalandcompliance.com

Attention: Laura Anthony, Esq.

Email: lanthony@legalandcompliance.com

If to the Holder:

________

________

________

Attention: ________

E-mail: ________

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4.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the Securities Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state and/or federal courts of Florida. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Borrower and Holder waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

4.7 Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

4.8 Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

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4.9 Prepayment. Notwithstanding anything to the contrary contained in this Note, the Borrower may prepay any amount outstanding under this Note, by making a payment to the Holder of an amount in cash equal to 150% multiplied the amount that the Borrower is prepaying, subject to the Holder’s acceptance in Holder’s sole discretion.

4.10 Section 3(a)(10) Transactions. If at any time while this Note is outstanding, the Borrower enters into a Section 3(a)(10) Transaction, then a liquidated damages charge of 25% of the outstanding principal balance of this Note at that time, will be assessed and will become immediately due and payable to the Holder, either in the form of cash payment or as an addition to the balance of the Note, as determined by mutual agreement of the Borrower and Holder.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date.

IDdriven, Inc.

By:
Name:	Arend Verweij
Title:	Chief Executive Officer

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EXHIBIT A -- NOTICE OF CONVERSION

The undersigned hereby elects to convert $_________________principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Note (“Common Stock”) as set forth below, of IDdriven, Inc., a Nevada corporation (the “Borrower”) according to the conditions of the convertible note of the Borrower dated as of September 12, 2016 (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

☐	The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker: Account Number:

☐	The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

_____

e-mail: ____

Date of Conversion: ____________________

Applicable Conversion Price: $____________

Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Notes: ______________

Amount of Principal Balance Due remaining Under the Note after this conversion: __________________

By:_____________________________

Name: __________________________

Date: ___________________________

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EXHIBIT B

WARRANT

B-1

WARRANT

[Investor]

NEITHER THE ISSUANCE OF THIS WARRANT NOR THE ISSUANCE AND SALE OF THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING THE ISSUANCE AND SALE OF SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

Original Issue Date: September 12, 2016

FOR VALUE RECEIVED, IDdriven, Inc., a Nevada corporation (the “Company”), hereby certifies that _____________ or its registered assigns (the “Holder”) is entitled to purchase from the Company ________ duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at a purchase price per share as set forth in the definition of “Exercise Price” below, all subject to the terms, conditions and adjustments set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 of this Warrant.

18. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price in effect as of the Exercise Date in accordance with the terms of this Warrant.

“Board” means the board of directors of the Company.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in New York, N.Y. are authorized or obligated by law or executive order to close.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the preamble.

B-2

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., Eastern Time (U.S.), on a Business Day, including, without limitation, the receipt by the Company of the Exercise Agreement, the Warrant and the Aggregate Exercise Price.

“Exercise Notice” has the meaning set forth in Section 3(a)(i).

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” means 120% of the Market Price (subject, in each case, to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company’s securities or the securities of any subsidiary of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events) (also subject to adjustment as further described herein).

“Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which "Fair Market Value" is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined jointly by the Board and the Holder.

“Holder” has the meaning set forth in the preamble.

“Market Price” means the lowest Trading Price for the Common Stock during the twenty (20) Trading Day period ending on the last complete Trading Day prior to the Exercise Date.

“Original Issue Date” means, the date on which the Warrant was issued by the Company.

“Nasdaq” means The NASDAQ Stock Market LLC.

“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

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“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

“Trading Day” shall mean any day on which the Common Stock is tradable for any period on the Pink OTC Markets on the principal securities exchange or other securities market on which the Common Stock is then being traded.

“Trading Price” means, for any security as of any date, the lowest traded price on the Pink OTC Markets as reported by a reliable reporting service designated by the Holder (e.g., Bloomberg) or, if the Pink OTC Markets are not the principal trading market for such security, on the principal securities exchange or trading market where such security is listed or traded or, if the lowest intraday trading price of such security is not available in any of the foregoing manners, the lowest intraday price of any market makers for such security that are quoted on the OTC Markets, provided that if the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Company and the Holder for which the calculation of the Trading Price is required in order to determine the Exercise Price.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

19. Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., Eastern Time (U.S.), on September 2, 2019or, if such day is not a Business Day, on the next Business Day (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).

20. Exercise of Warrant.

(a) Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i) surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an Exercise Notice in the form attached hereto as Exhibit A (each, an “Exercise Notice”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and

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(ii) payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).

(b) Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price.

(c) Delivery of Stock Certificates. Upon receipt by the Company of the Exercise Notice, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 3(a) of this Warrant), the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, deliver to the Holder the Warrant Shares issuable upon such exercise, in certificated or uncertificated book-entry form, together with cash in lieu of any fraction of a share, as provided in Section 3(d) of this Warrant. Any stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and the Warrant Shares, whether in certificated or uncertificated book-entry form, shall be registered in the name of the Holder or, subject to compliance with Section 5 below, such other Person’s name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

(d) Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.

(e) Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the Warrant Shares being issued in accordance with Section 3(c) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

(f) Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:

(i) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(ii) All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges.

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(iii) The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

(iv) The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

(g) Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

21. Adjustment to Exercise Price and Number of Warrant Shares. In order to prevent dilution of the purchase rights granted under this Warrant, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 4 (in each case, after taking into consideration any prior adjustments pursuant to this Section 4).

(a) Adjustment to Exercise Price and Warrant Shares Upon Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to any such subdivision shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this Section 4(a) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective

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(b) Adjustment to Exercise Price and Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction, in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 4 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant (including, in the case of any consolidation, merger, sale or similar transaction in which the successor or purchasing Person is other than the Company, an immediate adjustment in the Exercise Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale or similar transaction, and a corresponding immediate adjustment to the number of Warrant Shares acquirable upon exercise of this Warrant without regard to any limitations or restrictions on exercise, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger, sale or similar transaction). The provisions of this Section 4(a) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and reasonably satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 4(b), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 4(b) with respect to this Warrant.

(c) Certificate as to Adjustment.

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(i) As promptly as reasonably practicable following any adjustment of the Exercise Price, but in any event not later than ten (10) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than ten (10) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

(d) Notices. In the event:

(i) that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company's assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution or other right or action, and a description of such dividend, distribution or other right or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.

22. Transfer of Warrant. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 3(f)(iv) in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

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23. Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

24. Replacement on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

25. Compliance with the Securities Act.

(a) Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 8 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”). This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING THE ISSUANCE AND SALE OF SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

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(b) Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

(i) The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii) The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii) The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

26. Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

27. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10).

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If to the Company:	IDdriven, Inc. 13355 Moss Rock Drive Auburn, California 95602 Attention: Arend Verweij email: averweij@insightinnovators.com

with a copy, which shall not constitute notice, to:	Legal & Compliance, LLC 330 Clematis Street, Suite 217 W. Palm Beach, FL 33401 E-mail: LAnthony@legalandcompliance.com Attention: Laura Anthony, Esq. Email: anthony@legalandcompliance.com

If to the Holder:	_______________ _______________ _______________ Attention: _______________ E-mail: __________________

28. Cumulative Remedies. Except to the extent expressly provided in Section 6 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

29. Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

30. Entire Agreement. This Warrant constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

31. Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

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32. No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

33. Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

34. Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

35. Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

36. Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Florida.

37. Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Florida, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

38. Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

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39. Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

40. No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

IDdriven, Inc.

By:
Name:	Arend Verweij
Title:	President

Accepted and agreed

By:
Name:
Title:

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Exhibit A

Exercise Notice

(To be executed upon exercise of this Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase ___________________ shares of Common Stock and herewith tenders payment for such shares to the order of the Company in the amount of $___________ in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of the undersigned and that such certificates be delivered to the undersigned’s address below.

The undersigned represents that it is acquiring such shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

Dated: __________, 20___

Signature

(Print Name)

(Street Address)

(City) (State) (Zip Code)

1

Exhibit B

Assignment Form

(To be executed upon exercise of this Warrant)

FOR VALUE RECEIVED, __________________ does hereby sell, assign and transfer unto:

(Please print name and address including zip code of assignee)	(Please insert social security or other identifying number of assignee)

the rights represented by the Warrant and does hereby irrevocably constitute and appoint ____________ Attorney to transfer said Warrant on the books of the IDdriven, Inc., a Nevada corporation, with full power of substitution in the premises.

Dated: __________, 20___

Signature

(Print Name)

(Street Address)

(City) (State) (Zip Code)

1

EXHIBIT C

IRREVOCABLE TRANSFER AGENT INSTRUCTION LETTER

[Intentionally Omitted]

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EXHIBIT D

STOCK PLEDGE AGREEMENT

D-1

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (as may be amended, restated or modified from time to time, this “Agreement”), dated as of September 12, 2016 is made by and betweenBerlisa B.V., and Sterling Skies B.V., on the one hand (each, a “Pledgor” and collectively, the “Pledgors”) and the parties listed on the signature page hereto, on the other hand, (each a “Pledgee” and collectively, “Pledgees”) and Legal & Compliance, LLC, as escrow agent (“Escrow Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to those certain Secured Convertible Promissory Notes as attached hereto as Exhibit A (the “Notes”), the Pledgees have loaned or committed to loan (collectively, the “Loan”) to IDdriven, Inc., a Nevada corporation (the “Borrower”), up to $300,000;

WHEREAS, as of the date hereof, each Pledgor is the registered and/or beneficial owners, or in control of, the amount of shares of common stock of the Borrower (the “Shares”) as follows: (i) Berlisa B.V. – 18,660,000 Shares, and (ii) Sterling Skies B.V. – 18,6660,000 Shares; and

WHEREAS, in order to induce the Pledgees to make the Loan, the Pledgors have agreed to pledge (the “Pledge”), as security for the obligations of the Borrower to the Pledgees as set forth in the Notes (the “Obligations”), all of the applicable Pledgor’s right, title and interest in and to the Shares (the “Pledged Shares”);

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Pledgors and the Pledgees agree as set forth below:

SECTION 1. Defined Terms. Except as otherwise defined herein, terms defined in the Note shall have the same meaning when used herein.

SECTION 2. Grant of Security.

(a) As security for the Borrower’s obligations set forth in the Notes, the Pledgors hereby grant to each Pledgee a first priority lien on and a first priority security interest, in proportion to the Interest Percentage for each Pledgee as set forth on the signature page hereto (the “Interest Percentage”), in and to the following (collectively, the “Pledged Collateral”):

(i) the Pledged Shares and all capital, revenue, profit, income, gain or other property or proceeds, return on contribution or otherwise with respect to the Pledged Shares;

(ii) all securities, moneys or property representing dividends or interest on any of the Pledged Shares, or representing a distribution in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares;

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(iii) all right, title and interest of Pledgors in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Shares;

(iv) all other payments due or to become due to the Pledgors in respect of the Pledged Shares whether under any organizational document or otherwise, whether as contractual obligations, damages or otherwise; and

(v) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

(b) Simultaneously with the execution of the Note and this Agreement (the “Transaction Documents”), the Pledgors shall deliver to the Escrow Agent stock certificates representing the Pledged Shares (the “Transfer Documents”), and such stock certificates and Transfer Documents shall be held by the Escrow Agent until the full payment of all amounts due to the Pledgees under the Notes and through repayment in accordance with the terms of the Notes, or the termination or expiration of this Agreement.

(c) In addition to the remedies set forth in Section 5, below, upon the occurrence of an Event of Default (as defined in Section 5 below), the Pledgees shall be entitled to vote the Pledged Shares, to receive dividends and other distributions thereon, and to enjoy all other rights and privileges incident to the ownership of the Pledged Shares in proportion to the Interest Percentage.

(d) Upon the payment of all amounts due to the Pledgees under the Notes by repayment in accordance with the terms of the Notes, the parties hereto shall notify the Escrow Agent to such effect in writing. Upon receipt of such written notice for payment of the amounts due to the Pledgees under the Notes, the Escrow Agent shall return to the Pledgors the Pledged Shares and the certificates representing the Pledged Shares, whereupon any and all rights of Pledgees in the Pledged Shares shall be terminated. Notwithstanding anything to the contrary contained herein, upon full payment of all amounts due to the Pledgees under the Notes, by repayment in accordance with the terms of the Notes, this Agreement and Pledgees’ security interest and rights in and to the Pledged Shares shall terminate.

SECTION 3. Representations and Warranties. Each Pledgor represents and warrants that:

(a) it is the legal and beneficial owner of, and has good and marketable title to, the Pledged Shares, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created and contemplated by this Agreement;

(b) it has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to create the lien and security interest contemplated by this Agreement; and

(c) this Agreement constitutes a valid obligation of the Pledgor, legally binding upon him and enforceable in accordance with its terms.

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SECTION 4. Covenants. Each Pledgor hereby covenants that during the continuance of this Agreement:

(a) he shall warrant and defend the right and title of the Pledgee conferred by this Agreement in and to the Pledged Shares at the cost of the Pledgor against the claims and demands of all persons whomsoever; and

(b) he shall not sell, assign, transfer, charge, pledge or encumber in any manner any part of the Pledged Shares or suffer to exist any encumbrance on the Pledged Shares;

SECTION 5. Remedies. At any time after the occurrence of an Event of Default (as defined in the Note) that has not yet been cured as set forth in the Note, Pledgees shall jointly provide written notice of such Default (the “Default Notice”) to the Escrow Agent, with a copy to the Pledgors. As soon as practicable after receipt of the Default Notice, the Escrow Agent shall deliver to Pledgees the Pledged Shares held by the Escrow Agent hereunder in proportion to the Interest Percentage, whereupon Pledgees may exercise all rights and remedies of a secured party with respect to such Pledged Shares as may be available under the Uniform Commercial Code as in effect in the State of Florida (the “UCC”).

SECTION 6. Application of Proceeds. All moneys collected or received by the Pledgees pursuant to this Agreement shall be applied to payment of the Borrower’s obligations under the Notes proportionately pursuant to the Interest Percentage.

SECTION 7. Concerning the Escrow Agent. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other document received by him as such escrow holder, and for the disposition of the same in accordance with the written instruments accepted by him in the escrow. Pledgees and the Pledgors hereby agree, to defend and indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature which it may incur or with which it may be threatened by reason of his acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys’ fees and costs of defending any action, suit, or proceeding or resisting any claim . The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification of attorneys’ fees and court costs regarding any suit, proceeding or otherwise, or any other expenses, fees, or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between the makers of this escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instructions aforesaid, to hold said property until and unless said additional expenses, fees, and charges shall be fully paid. Any fees and costs charged by the Escrow Agent for serving hereunder shall be paid by the Pledgors. The Escrow Agent may resign upon ten (10) days’ written notice to the parties in this Agreement. If a successor Escrow Agent is not appointed within this ten (10) day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

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SECTION 8. Miscellaneous.

8.1 Further Assurances. The Pledgors agree that if this Agreement shall, in the reasonable opinion of Pledgees holding a majority of the Interest Percentage, at any time be deemed by the Pledgees, for any reason, insufficient in whole or in part to carry out the true intent and spirit hereof, each Pledgor shall execute or cause to be executed such other documents or deliver or cause to be delivered such further assurances as in the opinion of Pledgees holding a majority of the Interest Percentage may be required in order to more effectively accomplish the purposes of this Agreement including, without limitation, an alternative pledge or such other alternative security as Pledgees holding a majority of the Interest Percentage shall require.

8.2 Remedies Cumulative and Not Exclusive; No Waiver. Each and every right, power and remedy herein given to the Pledgees shall be cumulative and shall be in addition to every other right, power and remedy of the Pledgees now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Pledgees, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No failure, delay or omission by the Pledgees in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by the Pledgors shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Pledgees of any security or of any payment of or on account of any of the amounts due from the Pledgors to the Pledgees and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right with respect to any future breach or default or of any past breach or default not completely cured thereby. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Pledgee shall have rights and remedies of a secured party under the UCC.

8.3 Successors and Assigns. This Agreement and all obligations of the Pledgors hereunder shall be binding upon the successors and assigns of each of the Pledgors and shall, together with the rights and remedies of the Pledgees hereunder, inure to the benefit of the Pledgees and their respective successors and assigns.

8.4 Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each of the Pledgors, each of the Pledgees and the Escrow Agent. Notwithstanding the forgoing, the parties acknowledge and agree that, as of the date hereof, the amount of the Notes entered into by the Borrower does not equal $300,000. Therefore the Pledgors, acting alone, shall have the right to amend this Agreement for the purposes of adding additional Pledgees in the event that additional Pledgees enter into additional Notes with the Borrower, and in connection therewith may amend the Interest Percentage of the Pledgees solely up to the point to reflect up to a total of $300,000 of Notes being issued (and therefore a Pledgee’s Interest Percentage hereunder may not be lowered below the Interest Percentage resulting from the issuance of $300,000 in Notes.)

8.5 Invalidity. If any provision of this Agreement shall at any time, for any reason, be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Agreement, or the validity of this Agreement as a whole and, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgees in order to carry out the intentions of the parties hereto as nearly as may be possible. The invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

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8.6 Notices. All notices of request, demand and other communications hereunder shall be addressed, sent and deemed delivered in accordance with the Notes, including delivery of any such notices or communications to the Borrower on behalf of the Pledgors, which Pledgors hereby agree and acknowledge shall be valid and effective notice to the Pledgors hereunder.

8.7 Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or electronic transmission shall be deemed as effective as delivery of an originally executed counterpart. In the event that any Pledgor delivers an executed counterpart of this Agreement by facsimile or electronic transmission, such Pledgor shall also deliver an originally executed counterpart as soon as practicable, but the failure of such Pledgor to deliver an originally executed counterpart of this Agreement shall not affect the validity or effectiveness of this Agreement.

8.8 References. References herein to Sections, Exhibits and Schedules are to be construed as references to sections of, exhibits to, and schedules to, this Agreement, unless the context otherwise requires.

8.9 Headings. In this Agreement, Section headings are inserted for convenience of reference only and shall not be taken into account in the interpretation of this Agreement.

8.10 Termination. When all of the Obligations shall have been fully satisfied, the Pledgees agree that they shall forthwith release the Pledgors from their Obligations hereunder and the Pledgees, at the request and expense of the Pledgors, shall promptly execute and deliver to the Pledgors a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

8.11 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by the Agreement and any of the other agreements referenced herein (the “Transaction Documents”)(whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Broward County, Florida (the “Florida Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Florida Courts, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Notes and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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8.12. Interest Percentage Savings Clause. Notwithstanding anything to the contrary in this Agreement, each Pledgee and the Pledgees collectively shall have the right to the Pledged Collateral only up to the extent of their respective Interest Percentage.

[Signatures appear on following pages]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

PLEDGORS:

Berlisa B.V.

By:
Name:	Geurt van Wijk
Title:

Sterling Skies B.V.

By:
Name:	Remy de Vries
Title:

[Signatures Continue on Following Page]

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PLEDGEES:

Secured Party	Current Balance of Note	Interest Percentage
[Investor] By: _________________________________ Name: _______________________________ Title: ________________________________	$_______	_____%

[Investor] By: _________________________________ Name: _______________________________ Title: ________________________________	$_______	_____%

[Investor] By: _________________________________ Name: _______________________________ Title: ________________________________	$_______	_____%

ESCROW AGENT:

Legal and Compliance, LLC

By:

Laura Anthony, for the firm

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Exhibit A

Convertible Promissory Notes

(Attached)

1

EXHIBIT E

INTELLECTUAL PROPERTY SECURITY AGREEMENT

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INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (this “Agreement”) dated September 12, 2016, is made and executed by and between IDdriven, Inc., a Nevada corporation (the “Company”), on the one hand, and the parties listed on the signature to this Agreement, and or their assigns, on the other hand (each, a “Secured Party” and collectively, the “Secured Parties”).

RECITALS

A. The Company is indebted to the Secured Parties in the aggregate principal amount of up to $401,511 (the “Debt”) and in the individual amounts as evidenced by those certain Secured Convertible Promissory Notes of the Company to each Secured Party, as attached hereto as Exhibit A (each, a “Note” and collectively, the “Notes”);

B. It is a condition of the Notes that Company execute and deliver this Agreement to the Secured Parties, to secure, for the full benefit of each Secured Party and any and all future holders from time to time of each Note, the full payment and performance of the applicable Note and the other obligations referred to herein, in proportion to the Interest Percentage for each Secured Party as set forth on the signature page hereto (the “Interest Percentage”).

NOW THEREFORE, for and in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in the UCC (such as “account”, “chattel paper”, “commercial tort claim”, “deposit account”, “document”, “equipment”, “fixture”, “general intangible”, “goods”, “instruments”, “inventory”, “investment property”, “letter-of-credit rights”, “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in the UCC.

(a) “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the Intellectual Property of the Company, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith.

(b) “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

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(c) “Obligations” means all of the Company’s obligations under this Agreement, the Notes and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company from time to time under or in connection with this Agreement, the Notes, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

(d) “UCC” means the Uniform Commercial Code of the State of Florida and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense. Accordingly, if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

(e) Grant of Security. To secure the full payment of the Notes and performance of the obligations contained in the Notes, Company hereby grants to the Secured Parties, for the joint benefit of the Secured Parties and any subsequent holder of any of the Notes, a continuing security interest in and to the Collateral. Company further agrees that the Secured Parties shall have the rights stated in this Agreement with respect to the Collateral as well as other rights which the Secured Parties may have under the laws of the State of Florida.

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2. Further Assurances. The Company will, and the Secured Parties may, from time to time execute (if required) and file or record, at the cost and expense of Company, all financing statements, amendments or supplements thereto, continuation statements with respect thereto and all other instruments, including the filing of this Agreement, which may be necessary or which the Secured Parties may from time to time reasonably deem appropriate and request (if the Secured Parties choose not to act on their own), in order to perfect, protect and maintain the security interests hereby granted. Company will promptly deliver to the Secured Parties a copy of each such instrument filed or recorded by it and evidence of its filing or recording in the manner required. Company further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

3. Representations and Warranties. Company hereby represents and warrants to the Secured Parties that:

(a) Company holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which the Secured Parties have specifically consented. Company shall defend the Secured Parties’ rights in the Collateral against the claims and demands of all other persons;

(b) Company agrees to take whatever actions are required by the Secured Parties to perfect and continue the Secured Parties’ security interest in the Collateral;

(c) Company shall notify the Secured Parties in writing at each Secured Party’s address prior to any: (i) change in Company’s name; (ii) change in Company’s assumed business name; or (iii) change in the jurisdiction of its organization. No change in Company’s name or jurisdiction will take effect until after the Secured Party has received notice;

(d) The execution and delivery of this Agreement shall not violate any law or agreement governing Company or to which Company is a party;

(e) Company shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Company shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrances, or charge, other than the security interest provide for in this Agreement, without the prior written consent of the Secured Parties. This includes security interests even if junior in right to the security interest granted under this Agreement. Unless waived by the Secured Parties, all proceeds from any disposition of the Collateral for whatever reason shall be held in trust for the Secured Parties and shall not be commingled with any other funds, provided, however, that this requirement shall not constitute consent by the Secured Parties to any sale or other disposition. Upon receipt, Company shall immediately deliver any such proceeds to the Secured Parties pursuant to their Interest Percentage;

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(f) Company agrees to keep and maintain, and to cause others to keep and maintain, if applicable, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Company further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral;

(g) The Secured Parties, or any person or persons designated by any of them, shall have the right, from time to time, to call at Company’s place or places of business during reasonable business hours, and, without hindrance or delay, to inspect, audit, check and make extracts from Company’s books, records, journals, orders, receipts and any correspondence and other data relating to the Collateral or to Company’s business and shall have the right to make such verification concerning the Collateral as such Secured Party may consider reasonable under the circumstances, all at Company’s expense;

(h) Company shall pay, when due, all taxes, assessments, and liens upon the Collateral, or its use or operation;

(i) Company shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral;

(j) Without the prior written consent of Secured Parties holding a majority of the Interest Percentages, Company will not enter into any merger or consolidation, or sell, lease or otherwise dispose of all or substantially all of its assets, or enter into any transaction outside the ordinary course of Company’s business unless it provides for the full payment and satisfaction of the obligations under the Notes; and

(k) In addition to any other notices required pursuant to this Agreement, Company will promptly advise the Secured Parties in reasonable detail: (i) of the assertion or imposition of any lien against any or all of the Collateral; (ii) of any material adverse change in the composition or aggregate value of the Collateral; (iii) concerning the commencement of or any material development in any investigation of Company, or any administrative or judicial proceeding against Company, by any governmental authority if such investigation or proceeding may result in the imposition of any lien against the Collateral or any part thereof (whether or not any such lien has then been claimed or asserted); or (iv) concerning any other event likely to have a material adverse effect on the aggregate value of the Collateral or on the perfection or priority of the Secured Parties’ security interest therein.

4. Cross-Collaterization. In addition to the Note, this Agreement shall secure all obligations, debts, and liabilities, plus interest thereon, of Company to the Secured Parties, any one or more of them, as well as all claims by the Secured Parties against Company or any one or more of them whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether Company may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitation, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable, in each case in proportion to the Interest Percentage of each Secured Party.

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5. Company’s Right to Possession. Until default under any of the Notes, Company may have possession of the tangible assets and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement, provided that Company’s right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by any Secured Party is required by law to perfect such Secured Party’s security interest in such Collateral. The applicable Secured Party shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, neither to protect nor to preserve nor to maintain any security interest given to secure the indebtedness.

6. Rights, Powers and Limitation of Liability.

(a) Appointment as Company’s Attorney-in-Fact. Company hereby irrevocably appoints the each Secured Party as Company’s agent and attorney-in-fact, with full power in Company’s name or its own name and at Company’s expense, and whether such Secured Party acts directly or through one or more of its representatives, to execute, endorse and deliver any and all agreements, assignments, pledges, instruments, documents, and any other writings, and to take any and all other actions, which such Secured Party may in its sole discretion deem necessary or desirable to effect the terms and purposes of this Agreement, including without limitation: (i) to take any action which such Secured Party is authorized to take under Section 7(b) hereof in the event Company fails to perform or comply with any of its duties, covenants or agreements hereunder; and (ii) to exercise, during the continuation of an Event of Default, any and all rights and remedies specified in Section 8 hereof.

(b) Right to Perform for Company. If Company fails at any time to perform or comply with any of its obligations, covenants or agreements hereunder, each Secured Party may (but shall not be obligated to) take such action, in its own name or as the Company’s attorney-in-fact as provided in Section 7(a) hereof, as such Secured Party shall deem necessary or desirable to effect such performance or compliance, including without limitation: (i) the preservation and maintenance of the Collateral and the payment, discharge, contest and/or settlement of any and all taxes and third-party claims and charges; (ii) the removal or avoidance of the imposition of liens against any or all of the Collateral; and (iii) the timely collection of payments due and the enforcement of remedies available under or with respect to the Collateral and related warranties and other agreements; and (iv) the execution and filing (to the extent permitted under the UCC and other applicable law) of financing and continuation statements and amendments and other documents with appropriate governmental authorities.

(c) Limitation of Liability. Company agrees that each Secured Party shall have no obligation to exercise any of its rights, powers and remedies hereunder and no liability to Company or any other person for not doing so. Company further agrees that to the extent any Secured Party does exercise any of such rights, powers or remedies (i) such Secured Party shall be accountable to Company and/or any other persons only for amounts it actually receives as the result of such exercise (and not for amounts to which it is or may be entitled or which it might have received had it elected to take additional action) and (ii) neither such Secured Party nor any of its representatives shall have any liability to Company or any other person for any act or omission in connection with such exercise except for (A) such Secured Party’s or any such representative’s failure to exercise reasonable care as required under the UCC or to otherwise comply with UCC provisions or (B) such Secured Party’s or any such representative’s willful misconduct.

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7. Default. Each of following shall constitute an Event of Default under this Agreement:

(a) Payment Default. Company fails to make any payment when due under the Note;

(b) Other Defaults. Company fails to comply with or to perform any other material term, obligation, covenant or condition contained in this Agreement or any Note;

(c) Default in Favor of Third Parties. In the event that Company defaults under any loan, extension of credit, agreement, purchase and sale agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Company’s assets or Company’s ability to repay the Notes or perform its respective obligations under this Agreement;

(d) Defective Collateralization. This Agreement ceases to be in full force and effect, including failure of any collateral document to create a valid and perfected security interest or line, at any time and for any reason;

(e) False Statements. Any warranty, representation, or statement made or furnished to the Secured Parties by Company or on Company’s behalf under this Agreement is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter;

(f) Bankruptcy. The appointment of a receiver for any part of Company’s assets, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Company; and/or

(g) Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Company or by any governmental agency against any collateral securing the indebtedness. This includes a garnishment of any of Company’s accounts.

8. Rights and Remedies on Default. If an Event of Default occurs under this Agreement, at any time thereafter, the Secured Party, in proportion to their Interest Percentage shall have all the rights of a secured party under the UCC. In addition and without limitation, the Secured Parties may exercise any one or more of the following rights and remedies, in each case in proportion to their Interest Percentage with respect to the Collateral:

(a) all obligations under the applicable Note for each Secured Party and hereunder may (notwithstanding any provisions thereof), at the option of such Secured Party and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable;

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(b) without notice, demand or legal process of any kind, the Secured Parties may take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, in proportion to their respective Interest Percentages, and for that purpose may pursue the same wherever it may be found, and may, without a breach of the peace, enter into any of Company’s premises where any of the Collateral may be or be supposed to be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and such Secured Party shall have the right to store the same in any of Company’s premises without cost to the applicable Secured Party, and such Secured Party may exercise from time to time any rights and remedies available to it under applicable law, including the UCC, in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any other instrument or agreement executed by Company;

(c) at any Secured Party’s request, Company will, at Company’s expense, assemble the Collateral at one or more places, reasonably convenient to all of the parties, where the Collateral may, at the option of the applicable Secured Party, remain, at Company’s expense, pending sale or other disposition thereof;

(d) a Secured Party may, at any time in such Secured Party’s discretion, transfer any Collateral into its own name or that of the Secured Party’s nominee, and the Secured Party may, pursuant to Section 7(a) of this Agreement, execute any such documents as may be necessary to effectuate said change;

(e) each Secured Party shall have the right, either itself or through a receiver, to: (i) collect the payments, rents, income, or revenues from the Collateral and hold the same as security for the amounts due under such Secured Party’s Note or apply it to payment of the indebtedness under such Note in such order of preference as the applicable Secured Party may determine; (ii) notify any account debtor that accounts have been assigned to such Secured Party and that such Secured Party has a security interest therein; (iii) direct all such account debtors to make payments to such Secured Party of all or any part of the sums owing Company by such account debtor; (iv) enforce collection of any of the accounts by suit or otherwise; (v) surrender, release or exchange all or any part of said accounts; or (vi) compromise, settle, extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby;

(f) each Secured Party shall have the full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in such Secured Party’s own name or that of Company. Each Secured Party may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or of a type customarily sold on a recognized market, such Secured Party shall give Company, as required by law, reasonable notice of the time and place of any public sale or the time after which any private sale or any other disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holing, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the rate as set forth in the applicable Note from date of expenditure until repaid. Any proceeds of any sale, lease or other disposition by the Secured Party of any of the Collateral shall be applied as follows: (i) first, to the payment of the applicable Secured Party’s reasonable expenses in connection with the Collateral, including reasonable attorneys’ fees and legal expenses; (ii) second, to the payment of all other obligations in such manner as such Secured Party may deem advisable; and (iii) third, the balance, if any, to or at the direction of Company. Company shall remain liable for any deficiency; and/or

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(g) Except as may be prohibited by applicable law, all of each Secured Party’s rights and remedies, whether evidenced by this Agreement or other writing, shall be cumulative and may be exercise singularly or concurrently. Election by any Secured Party to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Company under this Agreement, after Company’s failure to perform, shall not affect any Secured Party’s right to declare a default and exercise its remedies.

9. Term.

(a) This Agreement shall continue in full force and effect until each and all of the obligations under the Notes and any arising hereunder have been paid and discharged in full, whereupon (subject to Section 10(b) below) this Agreement shall automatically terminate. Such termination shall not in any way affect or impair the rights and obligations of the parties hereto relating to any transactions or events prior to such termination, and all indemnities by Company shall survive such termination.

(b) If after receipt of any payment of, or the proceeds of any Collateral for, all or any part of the obligations, any Secured Party is compelled to surrender or voluntarily surrenders such payment or proceeds to any person because such payment or application of proceeds is or may be avoided, invalidated, recaptured, or set aside as a preference, fraudulent conveyance, impermissible setoff or for any other reason, whether or not such surrender is the result of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Secured Party, or (ii) any settlement or compromise by such Secured Party of any claim as to any of the foregoing with any person (including the primary obligor with respect to any of the Obligations), then the Obligations or part thereof affected shall be reinstated and continue and this Agreement shall be reinstated and continue in full force as to such Obligations or part thereof as if such payment or proceeds had not been received, notwithstanding any previous cancellation of any instrument evidencing any such Obligation or any previous instrument delivered to evidence the satisfaction thereof or the termination of this Agreement.

10. Notices. All notices of request, demand and other communications hereunder shall be addressed, sent and deemed delivered in accordance with the Notes.

11. Modifications. This Agreement, together with any related documents constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. Notwithstanding the forgoing, the parties acknowledge and agree that, as of the date hereof, the amount of the Notes entered into by the Company does not equal $401,511. Therefore the Company, acting alone, shall have the right to amend this Agreement for the purposes of adding additional Secured Parties in the event that additional Secured Parties enter into additional Notes with the Borrower, and in connection therewith may amend the Interest Percentage of the Secured Parties solely up to the point to reflect up to a total of $401,511 of Notes being issued (and therefore a Secured Party’s Interest Percentage hereunder may not be lowered below the Interest Percentage resulting from the issuance of $401,511 in Notes.)

12. Attorney’s Fees. Company shall pay or reimburse the Secured Parties on demand for all costs and expenses (including without limitation reasonable attorneys’ fees and legal expenses) paid or incurred by the Secured Parties in exercising or enforcing any of their rights, powers and remedies under this Agreement and for all other costs and expenses which the Secured Parties have or shall have paid by reason of Company’s failure or refusal to do so as and when required hereunder. The amount of any such cost or expense shall be repayable on demand and, until repayment, all such expenditures incurred or paid by the Secured Parties for such purposes will then bear interest at the rate charged under the applicable Note from the date incurred or paid by the applicable Secured Party to the date of repayment by Company. All such expenses will become a part of the Debt.

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13. No Waiver by the Secured Parties. No Secured Party shall be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by the applicable Secured Party. No delay or omission on the part of any Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver by any Secured Party of a provision of this Agreement shall not prejudice or constitute a waiver of such Secured Party’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. Neither prior waiver by any Secured Party nor any course of dealing between any Secured Party and Company shall constitute a waiver of any of any Secured Party’s rights or of any of Company’s obligations as to any future transactions. Whenever the consent of any Secured Party is required under this Agreement, the granting of such consent by such Secured Party in any instance shall not constitute continuing consent to subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of each Secured Party.

14. Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable, as to any circumstances, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstances. If feasible, the offending provision shall be considered modified so that it becomes legal, valid, and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity, or enforceability of any other provision of this Agreement.

15. Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Company’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors, and assigns, provided, however, that Company shall not assign or otherwise transfer any of its rights, interests or obligations hereunder without the Secured Parties’ prior written consent. If ownership of the Collateral becomes vested in a person other than Company, the Secured Parties, without notice to Company, may deal with Company’s successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing Company from the obligations of this Agreement or liability under the Notes. If there shall be more than one entity in which ownership of the collateral becomes vested, each such entity shall be jointly and severally liable hereunder.

16. Survival of Representations and Warranties. All representations and warranties of Company and all terms, provisions, conditions and agreements to be performed by Company contained herein, and in any other agreement, document and instrument executed by Company concurrently herewith, shall be true and satisfied at the time of the execution of this Agreement, and shall survive the closing hereof and the execution and delivery of this Agreement.

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17. Governing Law/Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by the Agreement and any of the other agreements referenced herein (the “Transaction Documents”)(whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Broward County, Florida (the “Florida Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Florida Courts, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Notes and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

18. Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

20. Security Interest Savings Clause. Notwithstanding anything to the contrary in this Agreement, each Secured Party and the Secured Parties collectively shall have the right to the Collateral only up to the extent of their Interest Percentage.

[Signatures appear on following pages]

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the first date written above.

IDdriven, Inc.:

By:
Name:	Arend Verweij
Title:	President

Secured Party	Current Balance of Note	Interest Percentage
[Investor] By: _________________________________ Name: _______________________________ Title: ________________________________	$_______	_____%

[Investor] By: _________________________________ Name: _______________________________ Title: ________________________________	$_______	_____%

[Investor] By: _________________________________ Name: _______________________________ Title: ________________________________	$_______	_____%

[Investor] By: _________________________________ Name: _______________________________ Title: ________________________________	$_______	_____%

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Exhibit A

Convertible Promissory Notes

(Attached)

1